                                                                    Exhibit 10.1

          THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN
                         FORM OF RESTRICTED STOCK UNITS
                                 AWARD AGREEMENT
             GRANTED TO ____________________ ON ____________________

DSW Inc. ("Company") and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company's business. To this end, the Company and its shareholders adopted the DSW Inc. 2005 Equity Incentive Plan ("Plan") as a means through which you may share in the Company's success. If you satisfy the conditions described in this Agreement (and the Plan), your Award will mature into common shares of the Company.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:

     - Read the Plan and the Plan's Prospectus carefully to ensure you understand how the Plan works;

     - Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

     - Contact DSW's Vice President, Human Resources at (614) 238-5781 if you have any questions about your Award.

Also, NO LATER THAN _______________, you must return a signed copy of the Award Agreement to:

          Katie Maurer
          Vice President, Human Resources
          DSW
          4150 East Fifth Avenue
          Columbus, Ohio 43219

If you do not do this, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive anything on account of the retroactively revoked Award.

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it may be necessary to revise your Award Agreement if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.


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                              NATURE OF YOUR AWARD

You have been granted Restricted Stock Units ("RSUs"). If you satisfy the conditions described in this Award Agreement, your RSUs will be converted to an equal number of shares of Company stock. Federal income tax rules apply to RSUs. These and other conditions affecting your RSUs are described in this Award Agreement, the Plan and the Plan's Prospectus, all of which you should read carefully.

NO LATER THAN _______________ you must return a signed copy of this Award Agreement to:

          Katie Maurer
          Vice President, Human Resources
          DSW
          4150 East Fifth Avenue
          Columbus, Ohio 43219

If you do not do this, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive anything on account of the retroactively revoked Award.

GRANT DATE: Your RSUs were issued on _______________.

This is the date you begin to earn your Award.

NUMBER OF RSUS: You have been granted _____ RSUs. The conditions that you must meet before the Award matures into shares of Company stock are discussed below in the section titled "When Your Award Will Be Settled."

                         WHEN YOUR AWARD WILL BE SETTLED

NORMAL SETTLEMENT DATE: Normally, your RSUs will be converted automatically and _____ shares of Company stock will be distributed to you if you are actively employed on _______________. However, your RSUs may be settled earlier in the circumstances described in the next section.

HOW YOUR RSUS MIGHT BE SETTLED EARLIER THAN THE NORMAL SETTLEMENT DATE: Your RSUs will be settled automatically and _____ shares of Company stock will be distributed to you if, before the Normal Settlement Date:

     - Your employment terminates because of death, disability (as defined in the Plan) or retirement (i.e., you terminate after reaching age 65 and completing at least five years of employment); or

     -    There is a Change in Control (as defined in the Plan).

HOW YOUR RSUS MAY BE FORFEITED: You will forfeit any RSUs if, before the Normal Settlement Date and before a Change in Control, you terminate employment voluntarily (for reasons other than death, disability or retirement) or if you are involuntarily terminated by the Company for any reason before the Normal Settlement Date (and you are not disabled or eligible for retirement).


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Also, you will forfeit your RSUs if:

     -    You materially fail to substantially perform your position or duties;

     - You engage in illegal or grossly negligent conduct that is materially injurious to the Company or any Related Entity (as defined in the Plan);

     - You materially violate any law or regulation governing the Company or any Related Entity;

     - You commit a material act of fraud or dishonesty which has had or is likely to have a material adverse effect upon the Company's (or any Related Entity's) operations or financial conditions;

     - You materially breach the terms of any other agreement (including any employment agreement) with the Company or any Related Entity; or

     -    You breach any term of the Plan or this Award Agreement.

Also, if you terminate your employment (or your employment is terminated) for any reason other than those just listed (including death, disability and retirement) and the Company subsequently discovers that you actively concealed an act, event or failure that is within those just listed and the Company could not have discovered that act, event or failure through reasonable diligence before your termination, you will be required to repay to the Company the full value you received under this Award.

                               SETTLING YOUR AWARD

If all applicable conditions have been met, your RSUs will be settled automatically. At that time, you will receive one share of Company stock for each RSU you have earned.

                        OTHER RULES AFFECTING YOUR AWARD

RIGHTS BEFORE YOUR RSUS ARE SETTLED: Until your RSUs are settled, you may not exercise any voting rights associated with the shares underlying your RSUs. Nor will you be entitled to receive any dividends with respect to those shares.

BENEFICIARY DESIGNATION: You may name a Beneficiary or Beneficiaries to receive any RSUs to be settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form. If you die without making an effective Beneficiary designation, the RSUs subject to this Award will be converted to shares and distributed to your surviving spouse or, if you do not have a surviving spouse, to your estate.

TAX WITHHOLDING: Income taxes must be withheld when your Award is settled and before your shares actually are distributed to you (see the Plan's Prospectus for a discussion of the tax treatment of your Award). These taxes may be paid in one of several ways. They are:


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     -    The Company may withhold this amount from other amounts owed to you
          (e.g., from your salary).

     - You may pay these taxes by giving the Company a check (payable to "DSW Inc.") in an amount equal to the taxes that must be withheld.

     - By having the Company withhold a portion of the shares that otherwise would be distributed as of the Settlement Date. The number of shares withheld will have a fair market value equal to the taxes that must be withheld.

     - You may give the Company other shares of Company stock (that you have owned for at least six months) with a value equal to the taxes that must be withheld.

You may choose the approach you prefer, although the Company may reject your preferred method for any reason (or for no reason). If this happens, the Company will specify (from among the alternatives just listed) how these taxes are to be paid.

If you do not choose a method of paying these taxes within 30 days of the Settlement Date, the Company will withhold a portion of the shares that otherwise would be distributed. The number of shares withheld will have a fair market value equal to the taxes that must be withheld and the balance of the shares will be distributed to you.

TRANSFERRING YOUR RSUS: Normally, your RSUs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any RSUs settled after you die. Also, the Committee may allow you to place your RSUs into a trust established for your benefit or the benefit of your family. Contact DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and the laws of the State of Ohio (other than laws governing conflicts of laws).

NON COMPETITION: In consideration of receiving this Award, you agree for one year after terminating employment with the Company or any Related Entity not, directly or indirectly, to accept employment with, act as a consultant to, or otherwise perform services that are substantially the same or similar to those for which you were compensated by the Company or any Related Entity (this comparison will be based on job-related functions and responsibilities and not on job title) for any business that directly competes with the Company's business, which is understood to be the sale of off-price and discount merchandise, including discount and off-price shoes and accessories. Illustrations of business that compete with the Company's business include: The TJX Companies, Inc. (T.J. Maxx; Marshall's; HomeGoods; A.J.Wright; Marmaxx; Winners); Shoe Carnival; MJM Designer Shoes; Ross Stores, Inc.; Payless ShoeSource; Off-Broadway Shoes; Famous Footwear; Footstar; Big Lots Stores, Inc.; and Burlington Coat Factory Warehouse Corporation and any of its affiliates. This restriction applies to any parent, division, affiliate, newly formed or purchased business(es) and/or successor of a business that competes with the Company's business.


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SOLICITATION OF EMPLOYEES: In consideration of receiving this Award, you agree that during your employment, and for two years after terminating employment with the Company or any Related Entity [1] not, directly or indirectly, to solicit any employee of the Company or any Related Entity to leave employment with the Company or any Related Entity, [2] not, directly or indirectly, to employ or seek to employ any employee of the Company or any Related Entity and [3] not to cause or induce the Company's or any Related Entity's competitors to solicit or employ any employee of the Company or any Related Entity.

SOLICITATION OF THIRD PARTIES: In consideration of receiving this Award, you agree that during your employment, and for two years after terminating employment with the Company or any Related Entity not, directly or indirectly, to recruit, solicit or otherwise induce or influence any customer, supplier, sales representative, lender, lessor, lessee or any other person having a business relationship with the Company or any Related Entity to discontinue or reduce the extent of that relationship except in the course of discharging your duties to the Company or any Related Entity and with the good faith objective of advancing the Company's or any Related Entity's business interests.

NON-DISPARAGEMENT: In consideration of receiving this Award, you and the Company (on its behalf and on behalf of each Related Entity) agree that neither will make any disparaging remarks about the other and you will not make any disparaging remarks about the Company's Chairman, Chief Executive Officer or any of the Related Entities' senior executives. However, this section will not preclude [1] any remarks that may be made by you pursuant to a lawfully-served subpoena or court order or that are required to discharge your duties to the Company or any Related Entity or [2] the Company from making (or eliciting from any person) disparaging remarks about you concerning any conduct that may lead to a termination for Cause (as defined in the Plan) (including initiating an inquiry or investigation that may result in a termination for Cause), but only to the extent reasonably necessary to investigate your conduct and to protect the Company's and the Related Entities' interests.

OTHER AGREEMENTS: Also, your RSUs will be subject to the terms of any other written agreements between you and the Company.

ADJUSTMENTS TO YOUR RSUS: Your RSUs will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your RSUs will be adjusted to reflect a stock split).

OTHER RULES: Your RSUs also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both these documents carefully to ensure you fully understand all the conditions of this Award.

                           TAX TREATMENT OF YOUR AWARD

The federal income tax treatment of your RSUs is discussed in the Plan's Prospectus which you should read carefully.

                                      *****


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You may contact DSW's Vice President, Human Resources at (614) 238-5781 or at
the address given below if you have any questions about your Award or this Award Agreement.

                                      *****

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

NOTE: You must sign and return a copy of this Award Agreement to DSW's Vice President, Human Resources at the address given below NO LATER THAN ___________.

By signing below, I acknowledge and agree that:

     -    A copy of the Plan has been made available to me;

     -    I have received a copy of the Plan's Prospectus;

     - I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

     - I will consent (in my own behalf and in behalf of my Beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce its value or potential value; and

     - If I do not return a signed copy of this Award Agreement to the address shown below before _______________, my Award will be revoked automatically as of the date it was granted and I will not be entitled to receive anything on account of the retroactively revoked Award.

--------------------


----------------------------------------
(signature)

Date signed:
             ---------------------------

A signed copy of this form must be sent to the following address NO LATER THAN _____________:

          Katie Maurer
          Vice President, Human Resources
          DSW
          4150 East Fifth Avenue
          Columbus, Ohio 43219

                                      *****


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

                      COMMITTEE'S ACKNOWLEDGMENT OF RECEIPT

A signed copy of this Award Agreement was received on ______________.


By:
    ---------------------------------
                    :
--------------------

     _____ Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

     _____ Has not complied with the conditions imposed on the grant and the Award and the Award Agreement are revoked as of the Grant Date because
     ________________________________________________________________
     describe deficiency

DSW Inc. 2005 Equity Incentive Plan Committee


By:
    ---------------------------------
Date:
      -------------------------------

NOTE: Send a copy of this completed form to ____________________ and keep a copy as part of the Plan's permanent records.


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

                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN
                          BENEFICIARY DESIGNATION FORM

RELATING TO RESTRICTED STOCK UNITS ISSUED TO ________________ ON _____________

                      INSTRUCTIONS FOR COMPLETING THIS FORM

You may use this form to [1] name the person you want to receive any amount due under the DSW Inc. 2005 Equity Incentive Plan after your death or [2] change the person who will receive these benefits.

There are several things you should know before you complete this form.

FIRST, if you do not elect another Beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

SECOND, your election will not be effective (and will not be implemented) unless you sign this form.

THIRD, your election will be effective only if and when this form is completed properly and returned to DSW's Vice President, Human Resources at the address given below.

FOURTH, all elections will remain in effect until they are changed (or until all death benefits are paid).

FIFTH, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.

SIXTH, if you have any questions about this form or if you need additional copies of this form, please contact DSW's Vice President, Human Resources at
(614) 238-5781 or at the address given below.

                         1.00 DESIGNATION OF BENEFICIARY

1.01 PRIMARY BENEFICIARY:

I designate the following persons as my Primary Beneficiary or Beneficiaries to receive any shares of DSW stock due after my death under the terms of the Award Agreement described at the top of this form. These shares will be allocated, in the proportion specified, to:

     ______% to ________________________________________________________________
                     (Name)                                       (Relationship)

     Address: __________________________________________________________________


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     ______% to ________________________________________________________________
                     (Name)                                       (Relationship)

     Address: __________________________________________________________________

     ______% to ________________________________________________________________
                     (Name)                                       (Relationship)

     Address: __________________________________________________________________

     ______% to ________________________________________________________________
                     (Name)                                       (Relationship)

     Address: __________________________________________________________________

1.02 CONTINGENT BENEFICIARY

IF ONE OR MORE OF MY PRIMARY BENEFICIARIES DIES BEFORE I DIE, I DIRECT THAT any shares of DSW stock due after my death under the terms of the Award Agreement described at the top of this form:

     _____ Be allocated to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

     _____ Be distributed among the following Contingent Beneficiaries.

     ______% to ________________________________________________________________
                     (Name)                                       (Relationship)

     Address: __________________________________________________________________

     ______% to ________________________________________________________________
                     (Name)                                       (Relationship)

     Address: __________________________________________________________________

     ______% to ________________________________________________________________
                     (Name)                                       (Relationship)

     Address: __________________________________________________________________

     ______% to ________________________________________________________________
                     (Name)                                       (Relationship)

     Address: __________________________________________________________________

                                      ****


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ELECTIONS MADE ON THIS FORM WILL BE EFFECTIVE ONLY AFTER THIS FORM IS RECEIVED
BY DSW'S VICE PRESIDENT, HUMAN RESOURCES AND ONLY IF IT IS FULLY AND PROPERLY COMPLETED AND SIGNED.

Name:
      --------------------------------------------------------------------------
Soc. Sec. No.:
               -----------------------------------------------------------------
Date of Birth:
               -----------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Sign and return this form to DSW's Vice President, Human Resources at the address given below.


-------------------------------------   ----------------------------------------
Date                                    Signature

Return this signed form to DSW's Vice President, Human Resources at the following address:

          Katie Maurer
          Vice President, Human Resources
          DSW
          4150 East Fifth Avenue
          Columbus, Ohio 43219

Received on:
             ------------------------


By:
    ---------------------------------


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